FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

          For the Coupon Period ending November 20, 2000

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1999-1G WST Trust



   New South Wales               333-64199        98-0181944
   ----------------------------- --------------   -----------------------
   State of Incorporation        Commission File  IRS Employer No.
                                 Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST


Date of Report - Determination Date 14-Nov-00

Housing Loan Collection Period      10-Aug-00    to     09-Nov-00
                                    (inclusive)         (inclusive)

Days in Collection Period           92

Coupon Period           21-Aug-00   to           20-Nov-00
                        (inclusive)              (exclusive)

Days in Coupon Period   91

3 month BBSW at beginning of coupon period       6.5233%
3 Month USD-LIBOR                                6.6900%

Foreign Exchange Rate               0.655

Available Income                                 18,987,283.23
Total Available Funds                            18,987,283.23
Accrued Interest Adjustment                      0.00
Redraws Made This Period                         24,514,034.74
Redraw Shortfall                                 0.00
Redraw Facility Draw                             0.00
RFS Issued This Period                           0.00
Trust Expenses                                   758,230.98
Total Payments                                   17,007,002.83
Payment Shortfall                                0.00
Principal Draw This Period                       0.00
Total Principal Draws Outstanding                0.00
Gross Principal Collections                      92,918,954.41
Principal Collections                            68,404,919.67
Excess Available Income                          1,980,280.40
Excess Collections Distribution                  1,980,280.40
Liquidity Shortfall                              0.00
Liquidity Net Draw / (Repayment) this period     0.00
Remaining Liquidity Shortfall                    0.00
Liquidation Loss                                 0.00
Principal Charge Offs                            0.00
Prepayment Benefit Shortfall                     48,903.06
Average Daily Balance for Qtr                    903,274,647.57
Subordinated Percentage                          3.4813%
Initial Subrdinated Percentage                   2.4400%
Average Quarterly Percentage                     0.3263%

                        Principal/100,000  Coupon/100,000 / 10,000
Class A      0.00       5,069.0375         1,168.9329   usd
Class B      0.00       0.0000             178.3425     aud

Stated Amount - AUD Equivalent      Percentage   Forex
Percentage
Class A      837,313,732.51         96.51871%    1.00000
Class B      33,750,000.00          3.48129%
RFS           0.00                  0.00000
TOTAL        871,063,732.51        100.00000%   100.00000%




Stated Amount - USD                 Bond Factor
Class A      548,440,494.79         0.6204780
Class B       22,106,250.00         1.0000000
RFS                    0.00
TOTAL        570,546,744.79






                                WST99-1G

                    DELINQUENCY STATISTICS

     Collection Period Ended:
               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current        8,412 $810,794,615    6,853,614   93.59%   93.08%
 1 - 29 Days      500  $52,339,887      407,943    5.56%    6.01%
 30 - 59 Days      54   $5,413,563       40,419    0.60%    0.62%
 60 - 89 Days       8     $929,872        6,861    0.09%    0.11%
 90 - 119 Days      5     $682,191      (7,736)    0.06%    0.08%
 120 - 149 Days     4     $358,496        2,614    0.04%    0.04%
 180+ Days          5     $545,109        3,895    0.06%    0.06%

  TOTAL         8,988 $871,063,732.52 7,307,610  100.00%  100.00%




                                     $A
Scheduled principal                  $       5,048,629
Unscheduled principal                $      63,356,291
Principal Collections                       68,404,919.67

Fixed Interest Rate Housing Loan     $     215,309,109
Variable Rate Housing Loans          $     655,754,624
                                           871,063,732.52


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1999-1G WST Trust,(Registrant)

Dated: 20 November, 2000
By:    /s/ Lewis E. Love Jr


                                    Name:    Lewis E. Love Jr


                                    Title:     Secretary